UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 28, 2008

                        Commission File Number 000-52263


                              CAVIT SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

           Florida                                             03-0586935
  (State or Other Jurisdiction                               (I.R.S Employer
of Incorporation or Organization)                         Identification Number)

                      1600 South Dixie Highway, Suite 500,
                           Boca Raton , Florida 33432
                    (Address of principal executive offices)

                                  (561)544-6988
              (Registrant's telephone number, including area code)


                    20 NW 181st Street, Miami, Florida 33169
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On May 28, 2008, the Registrant entered into an Asset Purchase Agreement ("Agreement") with Alternecare Health Products, Inc. ("Alternecare") pursuant to which the Registrant agreed to acquire certain inventory, promotional materials, displays and exhibits, customer lists, existing relationships with manufacturers and customers, trademark and website in exchange for 250,000 restricted shares of the Registrant's common stock and a one-year promissory note payable to Alternecare in the principal amount of $50,000.

     On May 28, 2008, the Registrant entered into a six month consulting agreement with Ismael Gonzalez, Alternecare's President, who will consult with and advise the Registrant with respect to the Registrant's supplement lines. Mr. Gonzalez will receive an aggregate of $12,000 as payment for his consulting services.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     The acquisition transaction described in Item 1.01, above, was consummated on May 28, 2008.

ITEM 7.01 REGULATION FD DISCLOSURE.

     On May 30, 2008, the Registrant issued a press release related to the above transactions. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.                        Description of Exhibit
-----------                        ----------------------

   10.1 Asset Purchase Agreement between Cavit Sciences, Inc. and Alternecare Health Products, Inc., May 28, 2008.

   10.2 Agreement to Engage Ismael Gonzalez as Consultant between Cavit Sciences, Inc. and Ismael Gonzalez, dated May 28, 2008 (included as Exhibit D to Exhibit 10.1, above).

   99.1 Press release, dated May 30, 2008, regarding Asset Purchase Agreement between Cavit Sciences, Inc. and Alternecare Health Products, Inc. of May 28, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Date: May 30, 2008                     Cavit Sciences, Inc.


                                       By: /s/ Colm J. King
                                           -------------------------------------
                                           Colm J. King
                                           President and Chief Executive Officer


                                       3